UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 28, 2006

Date of Report (Date of earliest event reported)

Commission file number: 000-29147

AMERICAN RADIO EMPIRE, INC.

(formerly Stone Field Management Company, Inc.)

(Exact name of small business issuer as specified in its charter)

                                    Wyoming                                                                                                                                                                             86-0970014

(State or other jurisdiction of incorporation or organization)                                                                                                    (IRS Employer Identification No.)

13210 Kerrville Folkway, Building G, Austin, Texas                                             78729

         (Address of principal executive offices)                                                      (Zip Code)

Tel: 512-249-9600

(Issuer's telephone number)

Item 4.01. Changes in Registrant's Certifying Accountant

     (a) Previous independent accountants

     (i) Effective February 28, 2006, American Radio Empire, Inc. ("Registrant"), confirmed with its auditors, Robison, Hill & Co. (“Robison”) that the firm would no longer be representing the Registrant as its accountants. As of that date, Registrant informed Robison that their services as the Registrant's accounting firm would no longer be required.

     (ii) Robison last reported on Registrant's financial statements as of April 19, 2005. Registrant's financial statements for the past two years, as audited by Robison, included an independent auditor's report containing an explanatory paragraph describing the uncertainty as to the Company's ability to continue as a going concern.

     (iii) The change of independent accountants was ratified by the Board of Directors of Registrant on February 28, 2006.

     (iv) During Registrant's two most recent fiscal years and the subsequent interim period through February 28, 2006, there were no disagreements with Robison on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Robison's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.  However, Robison’s reports on the Company's consolidated financial statements contained an explanatory paragraph describing the uncertainty as to the Company's ability to continue as a going concern.

     (v) During the two most recent fiscal year and the subsequent interim period through February 28, 2006, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

            (a) During the previous two fiscal years and the subsequent interim period through February 28, 2006, Robison did not advise Registrant that the internal controls necessary for the registrant to develop reliable financial statements do not exist.

            (b)  During the previous two fiscal years and the subsequent interim period through February 28, 2006, Robison did not advise Registrant that any information had come to their attention which had led them to no longer be able to rely on management's representation, or that had made Robison unwilling to be associated with the financial statements prepared by management.

            (c)  During the previous two fiscal years and the subsequent interim period through February 28, 2006, Robison did not advise Registrant that the scope of any audit needed to be expanded significantly or that more investigation was necessary.

            (d)  During the previous two fiscal years and the subsequent interim period through February 28, 2006, Robison did not advise Registrant that there was any information which the accountants concluded would materially impact the fairness and reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements.

     (vi) The Registrant has requested that Robison furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated April 14, 2006, is filed as Exhibit 16.1 to this Form 8-K.

     (b) New independent accountants

     The Registrant has engaged Helin, Donovan, Trubee & Wilkinson, LLP (“Helin”) as its new independent accountants on February 28, 2006. Prior to February 28, 2006, the Registrant had not consulted with Helin regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and no written report or oral advice was provided to the Registrant by Helin concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01.    Financial Statement and Exhibits

     (c) The following documents are filed herewith as exhibits:

         Exhibit 16.1    -    Letter from Robison dated April 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2006

AMERICAN RADIO EMPIRE, INC.

/s/ Dain Schult

Dain Schult

Chief Executive Officer